----------------================================================================



                                                                  EXHIBIT 25.2


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                             ---------------------

              SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION (Exact name of trustee as specified in its charter)


        Not Applicable                                          59-1424500
 (State of incorporation if                                 (I.R.S. Employer
  not a U.S. national bank)                               Identification Number)


  200 South Orange Avenue
    Post Office Box 3631
      Orlando, Florida                                            32802
(Address of trustee's principal                                (Zip Code)
      executive offices)


                             Jonathan D. Rich, Esq.
                              Holland & Knight LLP
             200 South Orange Avenue, Suite 2600, Orlando, FL 32801
                                 (407) 244-1105
           (Name, address and telephone number of agent for service)

                             ---------------------

                         INTERMEDIA COMMUNICATIONS INC.
              (Exact name of obligor as specified in its charter)


        DELAWARE                                                59-2913586
(State of incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

        3625 QUEEN PALM DRIVE                                     33619
            TAMPA, FLORIDA                                      (Zip Code)
(Address of principal executive offices)

                             ---------------------

              12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009
                         INTERMEDIA COMMUNICATIONS INC.
                        (TITLE OF INDENTURE SECURITIES)


================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                     Name                            Address
                     ----                            -------

             Comptroller of Currency            Washington, D.C.

             The Board of Governors of          Washington, D.C.
             the Federal Reserve System
             Corporation                        Washington, D.C.

             Federal Deposit Insurance          Washington, D.C.
             Corporation

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2. Affiliations with the Obligor. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

             None.

Item 16. List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility.

         Exhibit 1 - Copy of the articles of association of the Trustee as now in effect (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 2 - Copy of the certificate of authority of the Trustee to commence business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 3 - Copy of the authorization of the Trustee to exercise corporate trust powers (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 4 - Copy of the existing bylaws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 5 - Not applicable.

         Exhibit 6 - Not applicable.

         Exhibit 7 - Copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8 - Not applicable.

         Exhibit 9 - Not applicable.

                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, Central Florida, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Orlando, State of Florida, on the 5th day of March, 1999.

                                          SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION



                                          By: /s/ Holly Arencibia
                                             ----------------------------------
                                                  Holly Arencibia
                                                  Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0038
                                Federal Deposit Insurance Corporation
                                OMB Number: 3084-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1559-0081
                                Expires March 31, 2001

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

--------------------------------------------------------------------------------

                                                                            [1]

            [LOGO]              Please refer to page 1,
                                Table of Contents,
                                for the required disclosure
                                of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF $300 MILLION OR MORE -- FFIEC 032

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1998 (19981231)
                                                  ----------
                                                  (NCM 1999)

This report is required by law: 12 U.S.C. section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, R. Todd Bowers/Senior Vice President & CFO
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ R. Todd Bowers
----------------------------------------------
Signature of Officer Authorized to Sign Report

January 28, 1999
----------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ George W. Koehn
----------------------------------------------
Director (Trustee)    George W. Koehn

/s/ Robert L. Mellen, III
----------------------------------------------
Director (Trustee)    Robert L. Mellen, III

/s/ William B. Wilson
----------------------------------------------
Director (Trustee)    William B. Wilson

-------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette); or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2160 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 256-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

-------------------------------------------------------------------------------

FDIC Certificate Number   21043
                        ---------
                        (NCM 1999)

SunTrust Bank Central Florida N.A.
----------------------------------------------
Legal Title of Bank

Atlanta,
----------------------------------------------
City

GA                         30302
----------------------------------------------
State Abbrev.              Zip Code

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of $300 Million or More
-------------------------------------------------------------------------------

Table of Contents

Signature Page                                                                 Cover
Report of Income

Schedule RI--Income Statement .............................................    RI-1,2,3

Schedule RI-A--Changes in Equity Capital ..................................    RI-3

Schedule RI-B--Charge-offs and Recoveries on
  Loans and Leases and Changes in Allowance
  for Credit Losses .......................................................    RI-4,5

Schedule RI-E--Explanations ...............................................    RI-5,6



Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 34.1 hours per respondent and is estimated to vary from 15 to 400 hours per response depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503 and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20581

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20428

Report of Condition
Schedule RC--Balance Sheet ...............................................     RC-1,2

Schedule RC-A--Cash and Balance Due
  From Depository Institutions ...........................................     RC-3

Schedule RC-B--Securities ................................................     RC-3,4,5

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases ...............................................     RC-8,7,8
  Part II. Loans to Small Businesses and
    Small Farms (to be completed for the June report only) ...............     RC-8a,8b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks) ...............................     RC-8

Schedule RC-E--Deposit Liabilities .......................................     RC-9,10

Schedule RC-F--Other Assets ..............................................     RC-11

Schedule RC-G--Other Liabilities .........................................     RC-11

Schedule RC-K--Quarterly Averages ........................................     RC-12

Schedule RC-L--Off Balance Sheet Items ...................................     RC-13,14,15

Schedule RC-M--Memoranda .................................................     RC-16,17

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets ........................................     RC-18,19

Schedule RC-O--Other Data for Deposit
  Insurance and FICO Assessments .........................................     RC-20,21

Schedule RC-R--Regulatory Capital ........................................     RC-22,23

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income ................................................     RC-24

Special Report (to be completed by all banks)


For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 888-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

SUNTRUST BANK, CENTRAL FLORIDA, N.A.           Call Date:  12/31/1998      State #:     12-1169     FFIEC 032
P.O. Box 4418 Center 632                       Vendor ID:  D                Cert #:     21043          RI-1
Atlanta, GA  30302                             Transit #:  06310216
                                                                                                         3

Consolidated Report of Income
For the Period January 1, 1998 - December 31, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement                                              1380

                                                                                           Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a.  Interest and fee income on loans:                                            RIAD
                                                                                    ----
       (1) Loans secured by real estate...........................................  4011                157,055 1.a.1
                                                                                                        -------
       (2) Loans to finance agricultural production and other loans to farmers....  4024                  3,901 1.a.2
                                                                                                        -------
       (3) Commercial and industrial loans........................................  4012                198,346 1.a.3
                                                                                                        -------
       (4) Loans to individuals for household, family, and other personal expenditures:
           (a) Credit cards and related plans.....................................  4054                  2,751 1.a.4.a
                                                                                                        -------
           (b) Other..............................................................  4065                 48,811 1.a.4.b
                                                                                                        -------
       (5) Loans to foreign governments and official institutions.................  4058                      0 1.a.5
                                                                                                        -------
       (6) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
           (a) Taxable obligations................................................  4509                    276 1.a.6.a
                                                                                                        -------
           (b) Tax-exempt obligations.............................................  4504                  8,869 1.a.6.b
                                                                                                        -------
       (7) All other loans........................................................  4058                 32,610 1.a.7
                                                                                                        -------
   b.  Income from lease financing receivables:
       (1) Taxable leases.........................................................  4506                 10,294 1.b.1
                                                                                                        -------
       (2) Tax-exempt leases......................................................  4307                    315 1.b.2
                                                                                                        -------
   c.  Interest Income on balances due from depository institutions (1)...........  4115                    246 1.c
                                                                                                        -------
   d.  Interest and dividend income on securities
       (1) U.S. Treasury securities and U.S. Government agency obligations........  4027                 36,480 1.d.1
                                                                                                        -------
       (2) Securities issued by states and political subdivisions in the U.S.:
           (a) Taxable securities.................................................  4506                     29 1.d.2.a
                                                                                                        -------
           (b) Tax-exempt securities..............................................  4507                  1,759 1.d.2.b
                                                                                                        -------
       (3) Other domestic debt securities.........................................  3657                      0 1.d.3
                                                                                                        -------
       (4) Foreign debt securities................................................  3658                     18 1.d.4
                                                                                                        -------
       (5) Equity securities (including investments in mutual funds)..............  3659                  2,695 1.d.5
                                                                                                        -------
   e.  Interest income from trading assets........................................  4069                      0 1.e
                                                                                                        -------
   f.  Interest income on federal funds sold and securities purchased under
       agreements to resell.......................................................  4020                 33,568 1.f
                                                                                                        -------
   g.  Total interest income (sum of items 1.a through 1.f).......................  4107                537,025 1.g
                                                                                                        -------

-----------------

(1) Includes interest income on time certificates of deposits not held for trading.


SUNTRUST BANK, CENTRAL FLORIDA N.A.       Call Date:              12/31/1998           State#: 12-1159                 FFIEC 032
P.O. BOX 4418 CENTER 632                  Vendor ID:              D                    Cert #:  21043                    RI-2
ATLANTA, GA 30302                         Transit #:              06310215
                                                                                                                           4

 SCHEDULE RI - Continued

                                                                                               Dollar Amounts in Thousands
 -------------------------------------------------------------------------------------------------------------------------
2. Interest expense:

    a. Interest on deposits;                                                             RIAD Year-to Date
       (1) Transaction accounts (NOW accounts, ATS accounts, and                         -----------------
           telephone and preauthorized transfer accounts)...............................  4508       1,880                 2.a.1
                                                                                              ------------
       (2) Nontransaction accounts:
           (a) Money market deposit accounts (MMDAs)....................................  4509      14,200                 2.a.2a
                                                                                              ------------
           (b) Other savings deposits...................................................  4511      38,034                 2.a.2b
                                                                                              ------------
           (c) Time deposits of $100,000 or more........................................  A517      18,955                 2.a.2c
                                                                                              ------------
           (d) Time deposits of less than $100,000......................................  A518      38,495                 2.a.2d
                                                                                              ------------
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase.........................................................  4180     143,989                 2.b
                                                                                              ------------
    c. Interest on demand notes issued to the U.S. Treasury, trading liabilities
       and on other borrowed money......................................................  4185      18,876                 2.c
                                                                                              ------------
    d. Not applicable
    e. Interest on subordinated notes and debentures....................................  4200       5,824                 2.e
                                                                                              ------------
    f. Total interest expense (sum of items 2.a through 2.e)............................  4073     280,738 RIAD            2.f
                                                                                              ------------ ----
 3. Net interest income (item 1.g minus 2.f).............................................................. 4074    286,287 a.
                                                                                                                 ---------
 4. Provisions:
    a. Provision for credit losses........................................................................ 4230     10.005 4.a
                                                                                                                 ---------
    b. Provision for allocated transfer risk.............................................................. 4243          0 4.b
                                                                                                                 ---------
 5. Noninterest income:                                                                   RIAD
                                                                                          ----
    a. Income from fiduciary activities.................................................  4070      30,203                 5.a
                                                                                              ------------
    b. Service charges on deposit accounts..............................................  4080      36,487                 5.b
                                                                                              ------------
    c. Trading revenue (must equal Schedule RI, sum of
       Memorandum items 8.a through 8.d)................................................  A220           0                 5.c
                                                                                              ------------
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income.............................................................  5407      50,367                 5.f.1
                                                                                              ------------
       (2) All other noninterest income*................................................  5408      14,025 RIAD            5.f.2
                                                                                                           ----
    g. Total noninterest income (sum of items 5.a through 5.f)............................................ 4076    133,082 5.g
                                                                                                                 ---------
 6. a. Realized gains (losses) on held-to-maturity securities............................................. 3521          0 6.a
                                                                                                                 ---------
    b. Realized gains (losses) on available-for-sale securities........................................... 3198         15 6.b
                                                                                                                 ---------
 7. Noninterest expense:                                                                  RIAD
                                                                                          ----
    a. Salaries and employee benefits...................................................            78,203                 7.a
                                                                                              ------------
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest).................  4217      22,715                 7.b
                                                                                              ------------
    c. Other noninterest expense*.......................................................  4082     109,503 RIAD            7.c
                                                                                              ------------ ----
    d. Total noninterest expense (sum of items 7.a through 7.c)........................................... 4083    210,421 7.d
                                                                                                                 ---------
 8. Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)............................. 4301    168,939 8.
                                                                                                                 ---------
 9. Application income taxes (on item 8).................................................................. 4302     81,256 9.
                                                                                                                 ---------
10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9)....................... 4300    107,873 10.
                                                                                                                 ---------
11. Extraordinary items and other adjustments, net of income taxes *...................................... 4320          0 11.
                                                                                                                 ---------
12. Net income (loss) (sum of items 10 and 11)............................................................ 4340    107,673 12.
                                                                                                                 ---------

-------
  *   Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.    Call Date: 12/31/1998   State #:   12-1169   FFIEC 032
P.O. BOX 4418 CENTER 632               Vendor ID: D             Cert #:   21043      RI-3
ATLANTA, GA 30302                      Transit #: 06310215

                                                                             5

SCHEDULE RI - CONTINUED
                                                                            I381

                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
Memoranda
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after      RIAD Year to Date
   August 7, 1986, that is not deductible for federal income tax purposes________________________  4813       1,469  M.1
                                                                                                        ____________
2. Income from the sale and servicing of mutual funds and annuities (included in
   Schedule RI, item 6)__________________________________________________________________________  6431       7,520  M.2
                                                                                                        ____________
3. Not applicable
4. Number of full-time equivalent employees on payroll at end of current period (round to                 Number
   nearest whole number)_________________________________________________________________________  4150       1,611  M.4
                                                                                                        ____________
5.-6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying push                  CCYY / MM / DD
   down accounting this calendar year, report the date of the bank's acquisition (1)_____________  9106         N/A  M.7
                                                                                                        ____________
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
   a. Interest rate exposures____________________________________________________________________  8767           0  M.8.a
                                                                                                        ____________
   b. Foreign exchange exposures_________________________________________________________________  8768           0  M.8.b
                                                                                                        ____________
   c. Equity security and index exposures________________________________________________________  8769           0  M.8.c
                                                                                                        ____________
   d. Commodity and other exposures______________________________________________________________  8780           0  M.8.d
                                                                                                        ____________
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income_________________________________________________  8761        (408) M.9.a
                                                                                                        ____________
   b. Net (increase) decrease to interest expense________________________________________________  8762         (35) M.9.b
                                                                                                        ____________
   c. Other (noninterest) allocations____________________________________________________________  8763           0  M.9.c
                                                                                                        ____________
10. Credit losses on off-balance sheet derivatives (see instructions)____________________________  A251           0  M.10
                                                                                                        ____________
11. Does the reporting bank have a Subchapter 5 election in effect for                                     Yes/No
    federal income tax purposes for the current tax year?________________________________________  A630          NO  M.11
                                                                                                        ____________
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)___________________________  4772           0  M.12
                                                                                                        ____________

__________
(1) For example, a bank acquired on June 1, 1997, would report 1997/08/01

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                               I383

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                                          RIAD
                                                                                                          ______________
 1. Total equity capital originally reported in the December 31, 1997, Reports of Condition and Income__  3215   525,376 1.
                                                                                                              __________
 2. Equity capital adjustments from amended Reports of Income, net*_____________________________________  3216         0 2.
                                                                                                              __________
 3. Amended balance end of previous calendar year (sum of items 1 and 2)________________________________  3217   528,378 3.
                                                                                                              __________
 4. Net income (loss) (must equal Schedule RI, item 12)_________________________________________________  4340   107,673 4.
                                                                                                              __________
 5. Sale, conversion, acquisition, or retirement of capital stock, net__________________________________  4346         0 5.
                                                                                                              __________
 6. Changes incident to business combinations, net______________________________________________________  4356         0 6.
                                                                                                              __________
 7. LESS: Cash dividends declared on preferred stock____________________________________________________  4470         0 7.
                                                                                                              __________
 8. LESS: Cash dividends declared on common stock_______________________________________________________  4480    24,000 8.
                                                                                                              __________
 9. Cumulative effect of changes in accounting principles from prior years * (see instructions for
    this schedule)______________________________________________________________________________________  4411         0 9.
                                                                                                              __________
10. Corrections of material accounting errors form prior years * (see instructions for this schedule)___  4412         0 10.
                                                                                                              __________
11. Change in net unrealized holding gains (losses) on available-for-sale securities____________________  6433       381 11.
                                                                                                              __________
12. Other transactions with parent holding company * (not included in item 5, 7, or 8 above)____________  4416    49,324 12.
                                                                                                              __________
13. Total equity capital end of current period (sum of items 3 through 12) (must equal
    Schedule RC item 28)________________________________________________________________________________  3210   656,756 13.
                                                                                                              __________

__________
* Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Data:     12/31/1998          State #:  12-1159        FFIEC 032
P. O. BOX 4418 CENTER 632                    Vendor ID:     D                    Cart #:  21043            RI-4
ATLANTA, GA 30302                            Transit #:     08310215
                                                                                                             6

SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
                  AND CHANGES IN ALLOWANCE FOR CREDIT LOSSES

Part I. Charge-offs and Recoveries on Loans and Leases (1)

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.
                                                                         1386 --

                                                                                         Dollar Amounts in Thousands
                                                                                 --------------------------------------------
                                                                                          --Calendar year-to-date--
                                                                                         (Column A)           (Column B)
                                                                                 RIAD    Charge-offs  RIAD    Recoveries
                                                                                 ----    -----------  ----    ----------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)............................................  4861          563    4661        876     1,a
                                                                                         ---------            -------
   b. To non-U.S. addressees (domicile)........................................  4862            0    4682          0     1,b
                                                                                         ---------            -------
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions.....................  4863            0    4863          0     2,a
                                                                                         ---------            -------
   b. To foreign banks.........................................................  4854            0    4864          0     2,b
                                                                                         ---------            -------
3. Loans to finance agricultural production and other loans to farmers.........  4855            0    4865          0     3
                                                                                         ---------            -------
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)............................................  4645       17,840    4517      1,105     4,a
                                                                                         ---------            -------
   b. To non-U.S. addressees (domicile)........................................  4848            6    4618          0     4,b
                                                                                         ---------            -------
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans...........................................  4656          857    4886        148     5,a.
                                                                                         ---------            -------
   b. Other (includes single payment, installment, and all student loans)......  4857        3,725    4667        921     5,b.
                                                                                         ---------            -------
6. Loans to foreign governments and official institutions......................  4843            0    4627          0     6
                                                                                         ---------            -------
7. All other loans.............................................................  4644          376    4628        127     7
                                                                                         ---------            -------
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)............................................  4856          750    4686          8     8,a.
                                                                                         ---------            -------
   b. Of non-U.S. addressees (domicile)........................................  4869            0    4689          0     8,b.
                                                                                         ---------            -------
9. Total (sum of items 1 through 8)............................................  4835       24,117  4805        3,183     9
                                                                                         ---------            -------

MEMORANDA

                                                                                         Dollar Amounts in Thousands
                                                                                 --------------------------------------------
                                                                                          --Calendar year-to-date--
                                                                                         (Column A)           (Column B)
                                                                                 RIAD    Charge-offs  RIAD    Recoveries
                                                                                 ----    -----------  ----    ----------
1.-3. Not applicable.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-8, part 1, items 4 and 7, above.................................  3108            0    5410          0     M,4
                                                                                         ---------            -------
5. Loans secured by real estate (sum of Memorandum items 5.a through 5.e must equal sum of Schedule RI-B, part 1, item 1.a and 1.b, above):
   a. Construction and land development........................................  3582           20    3583         18     M.5.a
                                                                                         ---------            -------
   b. Secured by farmland......................................................  3584            0    3586          0     M.5.b
                                                                                         ---------            -------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit........................  5411           64    5412          5     M.5.c1
                                                                                         ---------            -------
      (2) All other loans secured by 1-4 family residential properties.........  5413          121    6414          4     M.5.c2
                                                                                         ---------            -------
   d. Secured by multifamily (5 or more) residential properties................  3588            0    3589          0     M.5,d
                                                                                         ---------            -------
   e. Secured by nonfarm nonresidential properties.............................  3590          358    3581        851     M.5.e

SUNTRUST BANK CENTRAL FLORIDA, N.A.     Call Date:     12/31/1998     State #: 12-1169   FFIEC 032
P.O. Box 4418 CENTER 632                Vendor ID:     D              Cert#:   21043        RI-5
Atlanta, GA 30302                       Transit #:     08310216
                                                                                             7


Schedule RI-B - Continued

Part II. Changes in Allowance for Credit Losses

                                                                                                   Dollar Amounts in Thousands
                                                                                                   ---------------------------
                                                                                                       RIAD
                                                                                                       ----
1. Balance originally reported in the December 31, 1997, Reports of Condition and Income.............  3124     89,443  1.
                                                                                                                ------
2. Recoveries (must equal or exceed part I, Item 9, column 6 above)..................................  2418      3,183  2.
                                                                                                                ------
3. LESS: (Charge-offs (must equal or exceed part I, Item 9, column A above)..........................  2482     24,117  3.
                                                                                                                ------
4. Provision for credit losses (must equal Schedule RI, Item 4, a)...................................  4230     10,005  4.
                                                                                                                ------
5. Adjustments* (see instructions for this schedule).................................................  4816          0  5.
                                                                                                                ------
6. Balance end of current period (sum of Items 1 through 5)
   (must equal or exceed Schedule RC, Item 4.b.......................................................  A612     78,514  6
                                                                                                                ------

-------
*  Describe on Schedule RI-E - Explanations.


Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis. Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.
(See instructions for details)


                                                                                                                              1395
                                                                                                       Dollar Amounts in Thousands
                                                                                                       ---------------------------
                                                                                                       RIAD     Year to Date
                                                                                                       ----     ------------
1.  All other noninterest income from Schedule RI, Item 5.f(2)
    Report amounts that exceed 10% of Schedule RI, Item 5.f(2):
    a. Net gains (losses) on other real estate owned.................................................. 5416      2,268       1.a
                                                                                                                ------
    b. Net gains (losses) on sales of loans........................................................... 5418      6,108       1.b
                                                                                                                ------
    c. Net gains (losses) on sales of premises and fixed assets....................................... 5417          0       1.c
                                                                                                                ------
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,
    Item 5.f.(2):

               TEXT
    d. 4481 Other Income                                                                               4461      2,562       1.d
                                                                                                                ------
    e. 4452 Foreign exchg-Gain/Loss                                                                    4482      1,609       1.e
                                                                                                                ------
    f. 4483                                                                                            4465          0       1.f
                                                                                                                ------


                                                                                                       RIAD     Year to Date
                                                                                                      ----     -------------

2.  Other noninterest expense (from Schedule RI, Item 7,c):
    a. Amortization expense of intangible assets.....................................................  4531          0      2.a
                                                                                                                ------
    Report amounts that exceed 10% of Schedule RI, item 7, c):
    b. Net (gains) losses on other real estate owned.................................................  5418          0      2.b
                                                                                                                ------
    c. Net (gains) losses on sale of loans...........................................................  5419          0      2.c
                                                                                                                ------
    d. Net (gains) losses on sales of premises and fixed assets......................................  5420          0      2.d
                                                                                                                ------
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,
    Item 7.c:

               TEXT
    e. 4464 I/C Data Processing Fee                                                                    4464     45,121      2.e
                                                                                                                ------
    f. 4467                                                                                            4467          0      2.f
                                                                                                                ------
    g. 4468                                                                                            4468          0      2.g
                                                                                                                ------

SUNTRUST BANK, CENTRAL FLORIDA N.A.                           Call Date:  12/31/1998  State #:  12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                                      Vendor ID:  D           Cert. #:  21D43      RI-G
ATLANTA, GA 30302                                             Transit #:  08310216
                                                                                                             8
                                                                                                        ----------

Schedule RI-E - Continued



                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
 3.  Extraordinary items and other adjustments (from Schedule RI, item
     11.a) and applicable income tax effect (from Schedule RI, item 11.b)
     (itemize and describe all extraordinary items and other adjustments):                       Year-to-Date
                                                                                           --------------------------
                                                                                           RIAD
                                                                                           ----
                TEXT
 a.  (1) 4489                                                          RIAD                4469            0    3.a.1
                                                                       ----                         --------
         (2) Applicable income tax effect                              4486             0                       3.a.2
                                                                                ---------

 b.  (1) 4487                                                                              4487            0    3.b.1
                                                                                                    --------
         (2) Applicable income tax effect                              4488             0                       3.b.2
                                                                                ---------

 c.  (1) 4489                                                                              4489            0    3.c.1
                                                                                                    --------
         (2) Applicable income tax effect                              4491             0                       3.c.2
                                                                                ---------

 4.  Equity capital adjustments from amended Reports of income (from
     Schedule RI-A, Item 2) (itemize and describe all adjustments);
                                                                                           RIAD
                TEXT                                                                       ----
      a. 4492                                                                              4492            0    4.a
                                                                                                    --------
      b. 4493                                                                              4493            0    4.b
                                                                                                    --------
 5.  Cumulative effect of changes in accounting principles from prior years
     (from Schedule RI-A, item 8) (itemize and describe all changes in accounting principles);
                                                                                           RIAD
                TEXT                                                                       ----
      a. 4494                                                                              4494            0    5.a
                                                                                                    --------
      b. 4495                                                                              4495            0    5.b
                                                                                                    --------
 6.  Corrections of material accounting errors from prior years (from
     Schedule RI-A, item 10) (itemize and describe all corrections);
                TEXT
      a. 4496                                                                              4496            0    6.a
                                                                                                    --------
      b. 4497                                                                              4497            0    6.b
                                                                                                    --------
 7.  Other transactions with parent holding company (from Schedule RI-A, item 12) (itemize and describe all such transactions);
                                                                                           RIAD
                TEXT                                                                       ----
      a. 4498 Fixed Asset Dividend                                                         4498         (676)   7.a
                                                                                                    --------
      b. 4499 Capital Contribution                                                         4499       50,000    7.b
                                                                                                    --------
 8.  Adjustments to allowance for credit (from Schedule RI-B, part II, item
     5) (itemize and describe all adjustments);
                                                                                           RIAD
                TEXT                                                                       ----
      a. 4521                                                                              4521            0    8.a
                                                                                                    --------
      b. 4522                                                                              4522            0    8.b
                                                                                                    --------

                                                                                                           1398   1399

 9.  Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the
     Report RIAD
     X = NO COMMENT - Y = COMMENT        4789      X
                                 --------    --------------
     Other explanations (please type or print clearly):

       TEXT 4769 (70 characters per line)

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

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       -------------------------------------------------------------------------

SUNTRUST BANK, CENTRAL FLORIDA, N.A.    Call Date:     12/31/1998     State#:   12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:     D               Cert#:   21043       RC-1
ATLANTA, GA 30302                       Transit #:     08310216                               9


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                          C300 <-


                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 1.  Cash and balances due from depositary institutions (from Schedule RC-A):                                 RCON
                                                                                                              ----
     a.   Noninterest-bearing balances and currency and coin(1).............................................  0081       747,702 1.a
                                                                                                                       ---------
     b.   Interest-bearing balances(2)......................................................................  0071         4,066 1.b
                                                                                                                       ---------
 2.  Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)........................................  1764             0 2.a
                                                                                                                       ---------
     b.   Available-for-sale securities (from Schedule RC-B, column D)......................................  1773       598,399 2.b
                                                                                                                       ---------
 3.  Federal funds sold and securities purchased under agreement to resell..................................  1350       507,548 3
                                                                                                                       ---------
 4.  Loans and lease financing receivables:                                              RCON
                                                                                         ----
     a.   Loans and leases, net of unearned income (from Schedule RC-C)...............   2122    6,792,345                       4.a
                                                                                                 ---------
     b.   LESS: Allowance for loan and lease losses...................................   3123       78,514                       4.b
                                                                                                 ---------
     c.   LESS: Allocated transfer risk reserve.......................................   3128            0                       4.c
                                                                                                 ---------
                                                                                                              RCON
     d.   Loans and leases, net of unearned income, allowance, and reserve                                    ----
             (item 4.a minus 4.b and 4.c)..................................................................   2125     6,713,831 4.d
                                                                                                                       ---------

 5.  Trading assets (from Schedule RC-D)...................................................................   3545             0 5.
                                                                                                                       ---------
 6.  Premises and fixed assets (including capitalized leases)..............................................   2146        52,222 6.
                                                                                                                       ---------
 7.  Other real estate owned (from Schedule RC-M)..........................................................   2180         1,497 7.
                                                                                                                       ---------
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)..............   2130         7,804 8.
                                                                                                                       ---------
 9.  Customers' liability to this bank on acceptances outstanding..........................................   2165         1,081 9.
                                                                                                                       ---------
10.  Intangible assets (from schedule RC-M)................................................................   2143             0 10.
                                                                                                                       ---------
11.  Other assets (from Schedule RC-F).....................................................................   2180        85,703 11.
                                                                                                                       ---------
12.  Total assets (sum of items 1 through 11)..............................................................   2170     8,719,863 12.
                                                                                                                       ---------

----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.           Call Date:  12/31/1998       State #:      12-1159      FFIEC 032
P. O. Box 4418 Center 632                     Vendor ID:  D                 Cert #:      21043          RC-2
Atlanta, GA  30302                            Transit #:  06310216                                                       10

Schedule RC - Continued
                                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
13.  Deposits:                                                                                            RCON
                                                                                                          ----
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E) .... CON                2200    4,721,035   13.a
                                                                                       ---                        ---------
        (1) Noninterest-bearing (1) .................................................. 0031   1,547,568                       13.a.1
                                                                                              ---------
        (2) Interest-bearing ......................................................... 0036   3,073,466                       13.a.2
                                                                                              ---------
   b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (1) Noninterest-bearing .......................................................................
        (2) Interest-bearing ..........................................................................
14.  Federal funds purchased and securities sold under agreements to purchase .........................   2800    2,850,307   14
                                                                                                                  ---------
15.  a. Demand notes issued to the U.S. Treasury ......................................................   2540            0   10.a
                                                                                                                  ---------
     b. Trading liabilities (from Schedule RC-D) ......................................................   3548            0   15.b
                                                                                                                  ---------
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a. With a remaining maturity of one year or less .................................................   2838      185,110   16.a
                                                                                                                  ---------
     b. With a remaining maturity of more than one year through three years ...........................   A547            0   16.b
                                                                                                                  ---------
     c. With a remaining maturity of more than three years ............................................   A548      100,000   16.c
                                                                                                                  ---------
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding .........................................   2020        1,081   18
                                                                                                                  ---------
19.  Subordinated notes and debentures (2) ............................................................   3200      160,000   19
                                                                                                                  ---------
20.  Other liabilities (from Schedule RC-G) ...........................................................   2930       42,563   20
                                                                                                                  ---------
21.  Total liabilities (sum of items 13 through 20) ...................................................   2948    6,061,097   21
                                                                                                                  ---------
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ....................................................   3636            0   23
                                                                                                                  ---------
24.  Common stock .....................................................................................   3230        5,098   24
                                                                                                                  ---------
25.  Surplus (exclude all surplus related to preferred stock) .........................................   3839      174,126   25
                                                                                                                  ---------
26.  a. Undivided profits and capital reserves ........................................................   3692      475,440   26.a
                                                                                                                  ---------
     b. Net unrealized holding gains (losses) on available-for-sale securities ........................   8494        4,092   26.b
                                                                                                                  ---------
27.  Cumulative foreign currency translation adjustments ..............................................                       27
28.  Total equity capital (sum of items 23 through 27) ................................................   3210      658,756   28
                                                                                                                  ---------
29.  Total liabilities and equity capital (sum of items 21 and 28) ....................................   3300    8,719,863   29
                                                                                                                  ---------
MEMORANDUM
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors
    as of any date during 1997 ........................................................................   6724          N/A   M.1
                                                                                                                  ---------

1 = independent audit of the bank conducted in accordance               4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified               external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank               authority)
2 = independent audit of the bank's parent holding company              5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing                auditors
    standards by a certified public accounting firm which               6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but               external auditors
    not on the bank separately)                                         7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance          8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state chartering authority)
-----------------
  (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
  (2) Includes limited-life preferred stock and related surplus.

  TRUST BANK, CENTRAL FLORIDA N.A.      Call Date:     12/31/1998     State #:     12-1159   FFIEC 032
  Box 4418 Center 632                   Vendor ID:     D               Cert #:     21043       RC-3
ATLANTA, GA  30302                      Transit #      06310218

                                                                              11
SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                         C305 <-


                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
1.   Cash items in process of collection, unposted debits, and currency and coin:              RCON
                                                                                               ----
     a.  Cash items in process of collection and unposted debits............................   0020      459,828   1.a
                                                                                                         -------
     b.  Currency and coin..................................................................   0080      105,002   1.b
                                                                                                         -------
2.   Balance due from depository institutions in the U.S.:
     a.  U.S. branches and agencies of foreign banks........................................   0083            0   2.a
                                                                                                         -------
     b.  Other commercial banks in the U.S. and other depository institutions in the U.S. ...  0086      186,844   2.b
                                                                                                         -------
3.   Balances due from banks in foreign countries and foreign central banks:
     a.  Foreign branches of other U.S. banks...............................................   0073            0   3.a
                                                                                                         -------
     b.  Other banks in foreign countries and foreign central banks.........................   0074        1,094   3.b
                                                                                                         -------
4.   Balances due from Federal Reserve Banks................................................   0080            0   4
                                                                                                         -------
5.   Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)       0010      751,768   5
                                                                                                         -------

MEMORANDUM

                                                                                                     Dollar Amounts
                                                                                                      in Thousands
------------------------------------------------------------------------------------------------------------------------
1.   Noninterest-bearing balances due from commercial banks in the U.S. (included in           CON
                                                                                               ----
       2.a and 2.b above)...................................................................   0050      181,778   M.1
                                                                                                         -------

SCHEDULE RC-B -- SECURITIES

Exclude assets held for trading.
                                                                         C310 <-

                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Hold-to-maturity             Available-for-sale
                                                                     ---------------------------   ---------------------------------
                                                                      (Column A)     (Column B)     (Column C)         (Column D)
                                                                     Amortized Cost   Fair Value   Amortized Cost      Fair Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                     RCON             CON          CON             CON
                                                                     ----             ---          ---             ---
1.   U.S. Treasury securities..................................      0211    0        0213   0     1288   225,712  1287 229,784  1
                                                                            ---       ----  ---    ----   -------  ---- -------
2.   U.S. Government agency obligations
     (exclude mortgage-backed securities);
     (a)  Issued by U.S. Government agencies (2)...............      1289    0        1290   0     1281         0  1290       0  2.a
                                                                            ---       ----  ---    ----   -------  ---- -------
     (b)  Issued by U.S. Government-sponsored agencies (3).....      1294    0        1295   0     1287    49,997  1295  50,059  2.b
                                                                            ---       ----  ---    ----   -------  ---- -------

---------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

SUNTRUST BANK, CENTRAL FLORIDA N.A.   Call Data: 12/31/1998   State#: 12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632              Vendor ID: D             Cert#: 21043       RC-4
ATLANTA, GA 30302                     Transit #: 08310215

                                                                            12

SCHEDULE RC-B CONTINUED

                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                     ------Held-to-maturity-----           -----Available-for-sale-----
                                                     (Column A)        (Column B)          (Column C)        (Column D)
3. Securities issued by states and political     Amortized Cost        Fair Value      Amortized Cost        Fair Value(1)
   subdivisions in the U.S.:                    CON                 CON               CON                 CON
                                                ---                 ---               ---                 ---
   a. General obligations---------------------  1676          0     1677        0     1678     27,320     1679   28,520 3.a
                                                    -----------         ---------         -----------         ---------
   b. Revenue obligations---------------------  1681          0     1688        0     1690      4,884     1691    5,122 3.b
                                                    -----------         ---------         -----------         ---------
   c. Industrial development
      and similar obligations-----------------  1694          0     1695        0     1696          0     1697        0 3.c
                                                    -----------         ---------         -----------         ---------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA------------------  1698          0     1699        0     1701     33,976     1702   34,262 4.1.(1)
                                                    -----------         ---------         -----------         ---------
      (2) Issued by FNMA and FHLMC------------  1703          0     1705        0     1706     22,915     1707   24,345 4.a.(2)
                                                    -----------         ---------         -----------         ---------
      (3) Other pass-through securities-------  1709          0     1710        0     1711          0     1713        0 4.a.(3)
                                                    -----------         ---------         -----------         ---------
   b. Other mortgage-backed securities (include
      (CMO's REMICs and stripped MBS):
      (1) Issued or guaranteed by FNMA,         CON                 CON               CON                 CON
                                                ---                 ---               ---                 ---
          FHLMC, or GNMA----------------------  1714          0     1715        0     1716     94,104     1717   93,545 4.b(1)
                                                    -----------         ---------         -----------         ---------
      (2) Collaterized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA-------------  1718          0     1719        0     1731          0     1732        0 4.b.(2)
                                                    -----------         ---------         -----------         ---------
      (3) All other mortgage-backed securities  1733          0     1734        0     1735          0     1736        0 4.b.(3)
                                                    -----------         ---------         -----------         ---------
5. Other debt securities:
   a. Other domestic debt securities----------  1737          0     1738        0     1739          0     1741        0 5.a
                                                    -----------         ---------         -----------         ---------
   b. Foreign debt securities-----------------  1742          0     1743        0     1744        250     1749      250 5.b
                                                    -----------         ---------         -----------         ---------
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with
      readily determinable fair values----------------------------------------------  A610    103,839     A611  103,839 6.a
                                                                                          -----------         ---------
   b. All other equity securities(1)------------------------------------------------  1752     27,783     1753   27,783 6.b
                                                                                          -----------         ---------
7. Total (sum of items 1 through 6)(total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,   CON                 CON               CON                 CON
                                                ---                 ---               ---                 ---
   item 2.b)---------------------------------   1764          0     1771        0     1772    591,692     1773  598,399 7
                                                    -----------         ---------         -----------         ---------

----------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

SUNTRUST BANK, CENTRAL FLORIDA, N.A.    Call Date:     12/31/1998     State #: 12-1159   FFIEC 032
P.O. Box 4418 CENTER 632                Vendor ID:     D              Cert#:   21043        RC-5
Atlanta, GA 30302                       Transit #:     08310216

                                                                            13

Schedule RC-B - Continued

                                                                                                                          C312
Memoranda                                                                                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCON
                                                                                                       ----
1. Pledged securities(1).............................................................................  0416    444,345  M.1
                                                                                                               -------
2. Maturity and repricing data for debt securities (1.2)(excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.: other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3,4)
      (1) Three months or less......................................................................   A540     65,138  M.2.a1
                                                                                                               -------
      (2) Over three months through 12 months.......................................................   A560     79,537  M.2.a2
                                                                                                               -------
      (3) Over one year through three years.........................................................   A561    127,027  M.2.a3
                                                                                                               -------
      (4) Over three years through five years.......................................................   A562     26,543  M.2.a4
                                                                                                               -------
      (5) Over five years through 15 years..........................................................   A563     14,208  M.2.a5
                                                                                                               -------
      (6) Over 15 years.............................................................................   A564      2,182  M.2.A6
                                                                                                               -------

   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3,6)
      (1) Three months or less......................................................................   A555     11,227  M.2.b1
                                                                                                               -------
      (2) Over three months through 12 months.......................................................   A556     37,635  M.2.b2
                                                                                                               -------
      (3) Over one year through three years.........................................................   A557        445  M.2.b3
                                                                                                               -------
      (4) Over three years through five years.......................................................   A558      4,340  M.2.b4
                                                                                                               -------
      (5) Over five years through 15 years..........................................................   A559      3,296  M.2.b5
                                                                                                               -------
      (6) Over 15 years.............................................................................   A560      1,653  M.2.b6
                                                                                                               -------

   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS:
      exclude mortgage pass-through securities) with an expected average life of:(6)
      (1) Three years or less.......................................................................   A561     42,040  M.2.c1
                                                                                                               -------
      (2) Over three years..........................................................................   A562     51,505  M.2.c2
                                                                                                               -------
   d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one
      year or less (included in Memorandum items 2.a through 2.c above).............................   A248    147,144  M.2.d
                                                                                                               -------

3.- 6. Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer).............................................................................   1778          0  M.7
                                                                                                               -------

8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, Item 4.b):
   a. Amortized cost................................................................................   8780          0  M.8.a
                                                                                                               -------
   b. Fair value....................................................................................   8781          0  M.8.b
                                                                                                               -------

9. Structured notes (included in the held-to-maturity and available for sale accounts in Schedule RC-8, Items 2,3, and 5):
   a. Amortized cost................................................................................   8782          0  M.9.a
                                                                                                               -------
   b. Fair value....................................................................................   8783          0  M.9.b
                                                                                                               -------

---------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a(1) through 2.a(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1,2,3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, sum of columns A and D.
(5) Sum of Memorandum items 2.b(1) through 2.b(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c(1) and 2.c(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.       Call Date:  12/31/1998        State #:       12-1159       FFIEC 032
P. O. Box 4418 Center 632                 Vendor ID:  D                 Cert. #:       21045           RC-6
Atlanta, GA  30302                        Transit #:  06310218
                                                                                                        14
Schedule RC-C - Loans and Lease Financing Receivables

Part 1. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.
                                                                                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------

1.  Loans secured by real estate:                                                       RCON
    a. Construction and land development ---------------------------------------------- 1415        210,029      1.a
                                                                                                  ---------
    b. Secured by farmland (including farm residential and other improvements) -------- 1420         19,948      1.b
                                                                                                  ---------
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties and
           extended under lines of credit --------------------------------------------- 1797         94,125      1.c.1
                                                                                                  ---------
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens ------------------------------------------------- 5387      1,088,095      1.c.2a
                                                                                                  ---------
           (b) Secured by junior liens ------------------------------------------------ 5388        124,742      1.c.2b
                                                                                                  ---------
    d. Secured by multifamily (5 or more) residential properties ---------------------- 1480         32,852      1.d
                                                                                                  ---------
    e. Secured by nonfarm nonresidential properties ----------------------------------- 1480        430,131      1.e
                                                                                                  ---------
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.:
       (1) To U.S. branches and agencies of foreign banks ----------------------------- 1506              0      2.a1
                                                                                                  ---------
       (2) To other commercial banks in the U.S. -------------------------------------- 1507        204,819      2.a2
                                                                                                  ---------
    b. To other depository institutions in the U.S. ----------------------------------- 1517             89      2.b
                                                                                                  ---------
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks ------------------------------------ 1513              0      2.c1
                                                                                                  ---------
       (2) To other banks in foreign countries ---------------------------------------- 1516              0      2.c2
                                                                                                  ---------
3.  Loans to finance agricultural production and other loans to farmers --------------- 1690         48,485      3.
                                                                                                  ---------
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile) -------------------------------------------------- 1763      3,174,800      4.a
                                                                                                  ---------
    b. To non-U.S. addressees (domicile) ---------------------------------------------- 1764            487      4.b
                                                                                                  ---------
5.  Acceptances of other banks:
    a. Of U.S. banks ------------------------------------------------------------------ 1756            270      5.a
                                                                                                  ---------
    b. Of foreign banks --------------------------------------------------------------- 1757            287      5.b
                                                                                                  ---------
6.  Loans to Individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a. Credit cards and related plans (includes check credit and other revolving
       credit plans) ------------------------------------------------------------------ 2006         21,907      6.a
                                                                                                  ---------
    b. Other (includes single payment, installment, and all student loans) ------------ 2011        625,053      6.b
                                                                                                  ---------
7.  Loans to foreign government and official institutions (including foreign central
    banks) ---------------------------------------------------------------------------- 2081              0      7
                                                                                                  ---------
8.  Obligations (other than securities and leases) of states and political
    subdivisions in the U.S. ---------------------------------------------------------- 2107        188,100      8
                                                                                                  ---------
9.  Other Loans:
    a. Loans for purchasing or carrying securities (secured and unsecured) ------------ 1546         73,340      9.a
                                                                                                  ---------
    b. All other loans (exclude consumer loans) --------------------------------------- 1564        340,787      9.b
10. Lease financing receivables (net of unearned income):
                                                                                                  ---------
    a. Of U.S. addressees (domicile) -------------------------------------------------- 2182        134,558      10.a
                                                                                                  ---------
    b. Of non-U.S. addressees (domicile) ---------------------------------------------- 2183              0      10.b
                                                                                                  ---------
11. LESS: Any unearned income on loans reflected in items 1-9 above ------------------- 2125              0      11.
                                                                                                  ---------
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (must equal Schedule RC, item 4.a) --------------------------------- 2122      6,792,346      12
                                                                                                  ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.   Call Date: 12/31/1998    State #: 12-1169    FFIEC 032
P.O. BOX 4418 CENTER 632              Vendor ID: D              Cert #: 21043         RC-7
ATLANTA, GA 30302                     Transit #: 06310215
                                                                                       15

SCHEDULE RC-C - CONTINUED

Part 1. Continued

Memoranda                                                                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
1. Not applicable
2. Loans and Leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part 1, above, and not reported as past due or nonaccrual in Schedule RC-N,
   Memorandum item 1):
   a. Loans secured by real estate:                                                                          RCON
                                                                                                             ----
      (1) To U.S. addressees (domicile)--..................................................................  1687          0 M.2.a.1
                                                                                                                 -----------
      (2) To non-U.S. addressees (domicile)................................................................  1689          0 M.2.a.2
                                                                                                                 -----------
   b. All other loans and lease financing receivables (exclude loans to individuals for
      household, family, and other personal expenditures)--................................................  B691          0 M.2.b
                                                                                                                 -----------
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addresses (domicile) included in Memorandum item 2.b above--................................  B692          0 M.2.c
                                                                                                                 -----------
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part 1, item 1.c.(2).(a)) with a remaining maturity or repricing frequency of: (1, 2)
      (1) Three months or less.............................................................................  A564     46,737 M.3.a1
                                                                                                                 -----------
      (2) Over three months through 12 months..............................................................  A565    263,017 M.3.a2
                                                                                                                 -----------
      (3) Over one year through three years................................................................  A566    127,851 M.3.a3
                                                                                                                 -----------
      (4) Over three years through five years..............................................................  A567    426,797 M.3.a4
                                                                                                                 -----------
      (5) Over five years through 15 years.................................................................  A568    151,376 M.3.a5
                                                                                                                 -----------
      (6) Over 15 years....................................................................................  A569     48,030 M.3.a6
                                                                                                                 -----------
   b. All loans and leases (reported in Schedule RC-C, part 1, items 1 through 10) excluding closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part 1, item 1.c.(2).(a)) with a remaining maturity or repricing frequency at: (1, 3)
      (1) Three months or less.............................................................................  A570  3,182,590 M.3.b1
                                                                                                                 -----------
      (2) Over three months through 12 months..............................................................  A571    673,799 M.3.b2
                                                                                                                 -----------
      (3) Over one year through three years................................................................  A572    549,496 M.3.b3
                                                                                                                 -----------
      (4) Over three years through five years..............................................................  A573    712,731 M.3.b4
                                                                                                                 -----------
      (5) Over five years through 15 years.................................................................  A574    551,524 M.3.b5
                                                                                                                 -----------
      (6) Over 15 years....................................................................................  A575     27,946 M.3.b6
                                                                                                                 -----------
   c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part 1, items 1 through 10) with a REMAINING MATURITY of one year or less....................................  A247  1,652,602 M.3.c
                                                                                                                 -----------
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties (reported in
      Schedule RC-C, part 1, item 1.a) with a REMAINING MATURITY of over five years
      (included in Memorandum item 3.b above)..............................................................  A577    161,676 M.3.d
                                                                                                                 -----------
   e. Fixed rate AND floating rate commercial and industrial loans (reported in Schedule RC-C, part 1, item 4)
      with a REMAINING MATURITY of over three years......................................................... A578  1,496,261 M.3.e
                                                                                                                 -----------

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part 1, item 1.c.(2)(a).
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part 1, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offset from Schedule RC-C, part
    1, item 1.c(2)(a).

SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:     12/31/1998     State #: 12-1158   FFIEC 032
P.O. Box 4418 CENTER 632                Vendor ID:     D              Cert#:   21043       RC-8
Atlanta, GA 30302                       Transit #:     08310215

                                                                            16

Schedule RC-C - Continued

Part I. Continued

MEMORANDA                                                                                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------

4.  Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in Schedule RC-C, part I, Items 4 and 9.b.
    page RC-6(1)......................................................................................  2748    112,063  M.4
                                                                                                                -------
5.  Loans and leases held for sale (include in Schedule RC-C, part I, page RC-C)......................  5369     49,978  M.5
                                                                                                                -------
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
    (included in Schedule RC-C, part I, Item 1.c(2)(a), page RC-8)....................................  5370    854,616  M.8
                                                                                                                -------
------
(1) Exclude loans secured by real estate that are included in Schedule
    RC-C part I, items 1.a through 1.e.


SCHEDULE RC-D TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                 C320 <-
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
 ASSETS                                                                                                 RCON
                                                                                                        ----
 1. U.S. Treasury securities..........................................................................  3531          0  1
                                                                                                                 ------
 2. U.S. Government agency obligations (excluded mortgage-backed securities)..........................  3532          0  2
                                                                                                                 ------
 3. Securities issued by states and political subdivisions in the U.S.................................  3533          0  3
                                                                                                                 ------
 4. Mortgage-backed securities (MBS):
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA...........................  3534          0  4.a
                                                                                                                 ------
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS).......................................................  3535          0  4.b
                                                                                                                 ------
    c. All other mortgage-backed securities...........................................................  3536          0  4.c
                                                                                                                 ------
 5. Other debt securities.............................................................................  3537          0  5
                                                                                                                 ------
 6.-8. Not applicable
 9. Other trading assets..............................................................................  3541          0  9
                                                                                                                 ------
10. Not applicable
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity
    contracts.........................................................................................  3543          0  11
                                                                                                                 ------
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC. Item 6).................  3545          0  12
                                                                                                                 ------
LIABILITIES
13. Liability for short positions.....................................................................  3546          0  13
                                                                                                                 ------
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts.........................................................................................  3547          0  14
                                                                                                                 ------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15b).............  3548          0  15
                                                                                                                 ------

SUNTRUST BANK, CENTRAL FLORIDA N.A.                    Call Date:     12/31/1998     State #   12-1150     FFIEC 032
P.O. BOX 4413 CENTER 632                               Vendor ID:     D               Cent #   21043         RC-8
ATLANTA, GA 30302                                      Transit #:     06310215                                17
                                                                                                           ---------

SCHEDULE RC-E -- DEPOSIT LIABILITIES
                                                                          C325--


                                                                     -- Transaction Accounts --         -Nontransaction-
                                                                                                            Accounts
                                                                   (Column A)          (Column B)          (Column C)
                                                                     Total            Memo: Total            Total
                                                                  Transaction            Demand          nontransaction
                        Dollar Amounts in Thousands                 accounts            Deposits            Accounts
                        ---------------------------             (including total      (included in         (including
                                                                demand deposits)        column A)            MMDAs)
                                                                RCON                CON                 CON
                                                                ----                ----                ----
                                                                                           $
DEPOSITS OF:
1. Individuals, partnerships and corporations.................  2201   1,365,825    2240   1,117,938    2346   2,918,078 1
                                                                       ---------           ---------           ---------
2. U.S. Government............................................  2202       3,359    2280       3,358    2520           0 2
                                                                       ---------           ---------           ---------
3. States and political subdivisions in the U.S...............  2203      47,723    2290      44,508    2530      58,482 3
                                                                       ---------           ---------           ---------
4. Commercial banks in the U.S................................  2208     314,087    2310     314,087    2580           0 4
                                                                       ---------           ---------           ---------
5. Other depository institutions in the U.S...................  2207       8,983    2312       8,893    2340           0 5
                                                                       ---------           ---------           ---------
6. Banks in foreign countries.................................  2213         308    2320         308    2236           0 6
                                                                       ---------           ---------           ---------
7. Foreign governments, and official institutions
   (including foreign central banks)..........................  2218           0    2300           0    2377           0 7
                                                                       ---------           ---------           ---------
8. Certified and official checks..............................  2330       4,403    2330       4,403                     8
                                                                       ---------           ---------
9. Total (sum of items 1 through 8) (sum of columns
   A and C must equal Schedule RC, item 13.a).................  2215   1,742,498    2210   1,491,692    2385   2,878,538 9



MEMORANDA
                                                                                             Dollar Amounts in Thousands
                                                                                             ---------------------------
                                                                                                        RCON
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                        ----
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............................  6835     138,842 M.1.a
                                                                                                               ---------
   b. Total brokered deposits.........................................................................  2368           0 M.1.b
                                                                                                               ---------
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................................  2345           0 M.1.c1
                                                                                                               ---------
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...................  2344           0 M.1.c2
                                                                                                               ---------
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)....................  A243           0 M.1.d1
                                                                                                               ---------
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)........................  A244           0 M.1.d2
                                                                                                               ---------
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (to be completed for the December report only)..................................................  5680      96,710 M.1.e
                                                                                                               ---------
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 8 column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................................  8810     884,408 M.2.a1
                                                                                                               ---------
      (2) Other savings deposits (excludes MMDAs).....................................................  0352   1,087,837 M.2.a2
                                                                                                               ---------
   b. Total time deposit of less than $100,000........................................................  6548     690,567 M.2.b
                                                                                                               ---------
   c. Total time deposits of $100,000 or more.........................................................  2804     335,926 M.2.o
                                                                                                               ---------
3. All NOW accounts (included in column A above)......................................................  2398     250,906 M.3
                                                                                                               ---------
4. Not applicable




SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:     12/31/1998    State #:   12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:     D             Cert #:    21043       RC-10
ATLANTA, GA 30302                       Transit #:     06310218
                                                                                              18


SCHEDULE RC-E - CONTINUED


MEMORANDA (CONTINUED)                                                                         Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------


 5.  Maturity and repricing data for time deposits of less than $100,000:
     a.   Time deposits of less than $100,000 with a remaining maturity or repricing
          frequency of: (1, 2)                                                                          RCON
                                                                                                        ----
          (1) Three months or less....................................................................  A679       179,205 M.5.a1
                                                                                                                   -------
          (2) Over three months through 12 months.....................................................  A580       399,424 M.5.a2
                                                                                                                   -------
          (3) Over one year through three years.......................................................  A581        19,267 M.5.a3
                                                                                                                   -------
          (4) Over three years........................................................................  A562        20,671 M.5.a4
                                                                                                                   -------
     b.   Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
          MATURITY of one year or less (included in Memorandum items 5.a.(1)
          through 5.a.(4) above)......................................................................  A241       561,241 M.5.b
                                                                                                                   -------
6.   Maturity and repricing data for time deposits of $100,000 or more:
     a.   Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
          (1) Three months or less....................................................................  A584        96,043 M.6.a1
                                                                                                                   -------
          (2) Over three months through 12 months.....................................................  A595       204,545 M.6.a2
                                                                                                                   -------
          (3) Over one year through three years.......................................................  A598        26,181 M.6.a3
                                                                                                                   -------
          (4) Over three years........................................................................  A587         9,156 M.6.a4
                                                                                                                   -------
     b.   Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING
          MATURITY of one year or less (included in Memorandum items 6.a.(1)
          through 6.a.(4) above)......................................................................  A242       290,208 M.6.b
                                                                                                                   -------

-----------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.b.(4) must equal Schedule RC-E Memorandum item 2.c above.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  12/31/1998                 State #:  12/1169               FFIEC 03Z
P.O.Box 4418 CENTER 632                      Vendor ID:  D                          Cert #:  21049                    RC-11
Atlanta, GA 30302                            Transit #:  05310216
                                                                                                                             19
SCHEDULE RC-F - OTHER ASSETS
                                                                                                                             C330 <-
                                                                                      Dollar Amounts in thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RCON
1.  Income earned, net collected on loans .................................................................  2164      38,186   1.
2.  Net deferred tax assets (1) ...........................................................................  2148      26,573   2.
3.  Interest-only strips receivable (not in the form of a security)(2) on:
    a. Mortgage loans .....................................................................................  A510           0   3.a
    b. Other financial assets .............................................................................  A520           0   3.b
4.  Other (itemize and describe amounts that exceed 25% of this item)......................................  2168      22,872   4.
             TEXT                                                                     RCON
    a. 3548 Securities-Accrd Inc.                                                     3548     8,548                            4.a
    b. 3550                                                                           3550         0                            4.b
    c. 3581                                                                           3581         0          CON               4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ....................................  2160      85,703   5.

                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
Memorandum                                                                                                   RCON
1.  Deferred tax assets disallowed for regulatory capital purposes ........................................  5610           0   M.1

SCHEDULE RC-G - OTHER LIABILITIES
                                                                                                                             C335 <-
                                                                                      Dollar Amount in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RCON
1.  a. Interest accrued and unpaid on deposits (3) ........................................................  3846      11,110   1.a
    b. Other expenses accrued and unpaid (includes accrued income taxes payable) ..........................  2848      26,093   1.b
2.  Net deferred tax liabilities (1) ......................................................................  3040           0   2.
3.  Minority interest in consolidated subsidiaries ........................................................  3000           0   3.
4.  Other (itemize and describe amounts that exceed 25% of this item) .....................................  2938       5,380   4.
             TEXT                                                                     RCON
    a. 3652 Unearned I/C Insurance                                                    3582     1,367                            4.a
    b. 3653                                                                           3552         0                            4.b
    c. 3554                                                                           3554         0          CON               4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20).....................................  2930      42,563   5.

(1) See discussion of deferred income taxes in Glossary entry on "Income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, includes "dividends" accrued and unpaid on deposits.



SUNTRUST BANK, CENTRAL FLORIDA, N.A.    Call Date:     12/31/1998     State #:  12-1169   FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:     D              Cert #:   21043       RC-12
ATLANTA, GA 30302                       Transit #:     06310215
                                                                                              20




SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                            C355

                                                                                                    DOLLAR AMOUNTS IN THOUSANDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
                                                                                                    ----
ASSETS
 1.  Interest-bearing balances due from depository institutions..................................   3381          5,233  1.
                                                                                                              ---------
 2.  U.S. Treasury securities, U.S. Government agency obligations (2)............................   3382        433,459  2.
                                                                                                              ---------
 3.  Securities issued by states and political subdivisions in the U.S. (2)......................   3383         32,592  3.
                                                                                                              ---------
 4.  a. Other debt securities (2)................................................................   3847            250  4.a
                                                                                                              ---------
     b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock)...   3648         89,458  4.b
                                                                                                              ---------
 5.  Federal funds sold and securities purchased under agreements to resell......................   3385        607,935  5.
                                                                                                              ---------
 6.  Loans:
     a.  Total loans.............................................................................   3360      6,611,632  6.a
                                                                                                              ---------
     b.  Loans secured by real estate............................................................   3365      1,963,017  6.b
                                                                                                              ---------
     c.  Loans to finance agricultural production and other loans to farmers.....................   3386         44,074  6.c
                                                                                                              ---------
     d.  Commercial and industrial loans.........................................................   3387      3,538,453  6.d
                                                                                                              ---------
     e.  Loans to individuals for household, family, and other personal expenditures.............   3388        633,275  6.e
                                                                                                              ---------
 7.  Trading assets..............................................................................   3401              0  7.
                                                                                                              ---------
 8.  Lease financing receivables (net of unearned income)........................................   3484        142,936  8.
                                                                                                              ---------
 9.  Total assets (4)............................................................................   3385      8,600,172  9.
                                                                                                              ---------
LIABILITIES
10.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
       preauthorized transfer accounts) (exclude demand deposits)................................   3485        176,620 10
                                                                                                              ---------
11.  Nontransaction accounts:
     a.  Money market deposit accounts (MMDAs)...................................................   3486        901,274 11.a
                                                                                                              ---------
     b.  Other savings deposits..................................................................   3487      1,037,225 11.b
                                                                                                              ---------
     c.  Time deposits of $100,000 or more.......................................................   A514        342,032 11.c
                                                                                                              ---------
     d.  Time deposits of less than $100,000.....................................................   A529        699,205 11.d
                                                                                                              ---------
12.  Federal funds purchased and securities sold under agreements to repurchase..................   3353      2,910,693 12
                                                                                                              ---------
13.  Other borrowed money (includes mortgage indebtedness and obligations under
       capitalized leases).......................................................................   3368        390,812 13
                                                                                                              ---------


--------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SUNTRUST BANK, CENTRAL FLORIDA N.A.         Call Date:  12/31/1998         State #:        12-1159       FFIEC 032
P. O. BOX 4418 CENTER 632                   Vendor ID:  D                  Cert. #:        21043           RC-13
ATLANTA, GA  30302                          Transit #:  06310215                                             21

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                                                                              C360
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------

1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties.
       e.g., home equity lines -------------------------------------------------------------------- 3614      169,886   1.a
    b. Credit card lines -------------------------------------------------------------------------- 3615            0   1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate --------------------------------------- 3616      256,031   1.c.1
       (2) Commitments to fund loans not secured by real estate ----------------------------------- 6550       50,178   1.c.2
    d. Securities underwriting -------------------------------------------------------------------- 3817            0   1.d
    e. Other unused commitments ------------------------------------------------------------------- 3818    4,589,301   1.e
2.  Financial standby letters of credit ----------------------------------------CON                 3819      895,581   2.
    a. Amount of financial standby letters of credit conveyed to others ------- 3820  332,095                           2.a
3.  Performance standby letters of credit --------------------------------------------------------- 3821       51,892   3.
    a. Amount of performance standby letters of credit conveyed to others ----- 3822    3,104                           3.a
4.  Commercial and similar letters of credit ------------------------------------------------------ 3411       13,687   4.
5.  Participations in acceptances (as described in the instructions) conveyed to others by the
    reporting bank -------------------------------------------------------------------------------- 3428            0   5.
6.  Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank --------------------------------------------------------------------------- 3429            0   6.
7.  Securities borrowed --------------------------------------------------------------------------- 3432            0   7.
8.  Securities lent (including customers' securities lent where the customer is indemnified
    against loss by the reporting bank) ----------------------------------------------------------- 3433            0   8.
9.  Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:                                         RCON
       (1) Outstanding principal balance of mortgages transferred as of the report date ----------- A521            0   9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date ------------------- A522            0   9.a.2
    b. Other financial assets (excluding small business obligations reported in item 9.c):
       (1) Outstanding principal balance of assets transferred as of the report date -------------- A523            0   9.b.1
       (2) Amount of recourse exposure on these assets as of the report date ---------------------- A524            0   9.b.2
    c. Small business obligations transferred with recourse under Section 208 of the Riegio
       Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as of the
           report date ---------------------------------------------------------------------------- A249            0   9.c.1
       (2) Amount of retained recourse on these obligations as of the report date ----------------- A250            0   9.c.2
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor ---------------------------- A534            0   10.a
    b. Credit derivatives on which the reporting bank is the beneficiary -------------------------- A538            0   10.b
11. Spot foreign exchange contracts --------------------------------------------------------------- 8765            0   11
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28.
    "Total equity capital")------------------------------------------------------------------------ 3430            0   12
               TEXT                                                             RCON
    a. 3556                                                                     3655        0                           12.a
    b. 3556                                                                     3966        0                           12.b
    c. 3557                                                                     3557        0                           12.c
    d. 3658                                                                     3658        0                           12.d

SUNTRUST BANK, CENTRAL FLORIDA N.A.    Call Date: 12/31/1998    State #: 12-1189    FFIEC 032
P.O. BOX 4418 CENTER 632               Vendor ID: D              Cert #: 21043        RC-14
ATLANTA, GA 30302                      Transit #: 06310215

                                                                            22


SCHEDULE RC-L CONTINUED

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)(itemize and describe      CON
    each component of this item over 25% Schedule RC, item 28., 'Total equity capital')----------------  S591          0 13
                                                                                                             -----------
                  TEXT                                                          RCON
    a. 5592                                                                     5592          0                          13.a
                                                                                    -----------
    b. 5593                                                                     5593          0                          13.b
                                                                                    -----------
    c. 5594                                                                     5594          0                          13.c
                                                                                    -----------
    d. 5595                                                                     5595          0                          13.d
                                                                                    -----------

                                                                         C361 <-

                                                         (Column A)       (Column B)        (Column C)       (Column D)
OFF-BALANCE SHEET DERIVATIVES                             Interest         Foreign            Equity         Commodity
POSITION INDICATORS                                         Rate           Exchange         Derivative       and other
                                                          Contracts        Contracts         Contracts       Contracts
14. Gross amounts (e.g., notional amounts)(for each
    column, sum of items 14.a through 14.e
    must equal sum of items 15, 16.a and 16.b):      CON              CON              CON               CON
    a. Futures contracts------------------------     5693         0   5694         0   5695          0   5696         0 14.a
                                                         ----------       ----------       -----------       ----------
    b. Forward contracts------------------------     5697         0   5698         0   5699          0   5700         0 14.b
                                                         ----------       ----------       -----------       ----------
    c. Exchange-traded option contracts:
       (1) Written options----------------------     8701         0   8702         0   8703          0   8704         0 14.c1
                                                         ----------       ----------       -----------       ----------
       (2) Purchased Options--------------------     8705         0   8706         0   8707          0   8708         0 14.c2
                                                         ----------       ----------       -----------       ----------
    d. Over-the-counter options contracts:
       (1) Written options----------------------     8709         0   8710         0   8711          0   8712         0 14.d1
                                                         ----------       ----------       -----------       ----------
       (2) Purchased options--------------------     8713         0   8714         0   8715          0   8716         0 14.d2
                                                         ----------       ----------       -----------       ----------
    e. Swaps------------------------------------     3450   165,802   3628         0   8719          0   8720         0 14.e
                                                         ----------       ----------       -----------       ----------
15. Total gross notional amount of
    derivative contracts held for trading-------     A126         0   A127         0   B723          0   B724         0 15
                                                         ----------       ----------       -----------       ----------
16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market---------------     8725         0   8726         0   8727          0   8728          0 16.a
                                                         ----------       ----------       -----------        ----------
    b. Contracts not marked to market-----------     8728   165,802   8730         0   8731          0   8732          0 16.b
                                                         ----------       ----------       -----------        ----------
    c. Interest rate swaps where the bank
       has agreed to pay a fixed rate-----------     A589    68,802                                                      16.c
                                                         ----------

SUNTRUST BANK, CENTRAL FLORIDA, N.A.    Call Date:     12/31/1998     State#:   12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:     D              Cert#:    21043       RC-16
ATLANTA, GA 30302                       Transit #:     06310218                              23


SCHEDULE RC-L - CONTINUED
                                                                         C362

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
OFF-BALANCE SHEET DERIVATIVES                                   (Column A)    (Column B)       (Column C)     (Column D)
POSITION INDICATORS                                              Interest      Foreign           Equity       Commodity
                                                                   Rate        Exchange        Derivative     and other
                                                                Contracts      Contracts        Contracts     Contracts
17.  Total gross fair value of derivative contracts:
     a.   Contracts held for trading:                       CON            CON            CON              CON
                                                            -------------  -------------  ---------------  ------------
          (1) Gross positive fair value..................   8733        0  8734        0  8735          0  8736       0 17.a1
                                                                  -------        -------         --------       -------
          (2) Gross negative fair value..................   8737        0  8738        0  8730          0  8740       0 17.a2
                                                                  -------        -------         --------       -------
     b.   Contracts held for purposes other than trading
          that are marked to market:                        CON            CON            CON              CON
                                                            -------------  -------------  ---------------  ------------
          (1) Gross positive fair value.................    8741        0  8742        0  8743          0  8744       0 17.b1
                                                                  -------        -------         --------       -------
          (2) Gross negative fair value.................    8745        0  8746        0  8747          0  8748       0 17.b2
                                                                  -------        -------         --------       -------
     c.   Contracts held for purposes other than
          trading that are not marked to market:            RCON           CON            CON              CON
                                                            -------------  -------------  ---------------  ------------
          (1) Gross positive fair value.................    8749    9,192  8750        0  8761          0  8752       0 17.c1
                                                                  -------        -------         --------       -------
          (2) Gross negative fair value.................    8753    3,534  8754        0  8755          0  8756       0 17.c2
                                                                  -------        -------         --------       -------

MEMORANDA                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable
3.   Unused commitments with an original maturity
     exceeding one year that are reported in Schedule RC-L Items 1.a through 1.e,                   RCON
     above (report only the unused portions of commitments                                          -------------------
     that are fee paid or otherwise legally binding).............................................   3833      3,624,381 M.3
                                                                                                               --------
     a.   Participations in commitments with an original                           RCON
          maturity exceeding one year conveyed to                                  -------------------
          others................................................................   3834        593,031
                                                                                               -------
4.   To be completed only by banks with $1 billion or more in total assets:
     Standby letters of credit (both financial and performance) issued                              RCON
     to non-U.S. addresses (domicile) included in Schedule RC-L, Items                              -------------------
     2 and 3 above................................................................................  337             300 M.4
                                                                                                              ---------
5.   Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
     a.   Loans to purchase private passenger automobiles                                                RCON
          (to be completed for the September report                                                      -------------------
          only)........................................................................................  2741            N/A M.5.a
                                                                                                                     -------
     b.   Credit cards and related plan (TO BE COMPLETED QUARTERLY)....................................  2742              0 M.5.b
                                                                                                                     -------
     c.   All other consumer credit (including mobile home loans) (to be completed for the
          September report only).......................................................................  2748            N/A M.6.c
                                                                                                                     -------


SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:     12/31/1998    State #:   12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:     D             Cert #:    21043       RC-16
ATLANTA, GA 30302                       Transit #:     06310215
                                                                                              24

SCHEDULE RC-M-MEMORANDA
                                                                            C355

                                                                                                                 DOLLAR AMOUNTS
                                                                                                                  IN THOUSANDS
------------------------------------------------------------------------------------------------------------------------------------
1.   Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a.  Aggregate amount of all extensions of credit to all executive officers, directors, principal          CON
                                                                                                               ----
         shareholders, and their related interests...........................................................  6164   183,529  1.a
                                                                                                                      -------
     b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests
         equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for   CO    NUMBER
                                                                                                 ----  ------
         this purpose in agency regulations....................................................  6185    7                     1.b
                                                                                                       ------
2.   Federal funds sold and securities purchased under agreements to resell with U.S. branches and agencies     CON
                                                                                                                ----
     of foreign banks (1) (included in Schedule RC, item 3)..................................................   3405        0  2
                                                                                                                      -------
3.   Not applicable.
4.   Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
     a.  Mortgages serviced under a GNMA contract............................................................   5800        0  4.a
                                                                                                                      -------
     b.  Mortgages serviced under a FHLMC contract:
         (1)  Serviced with recourse to servicer.............................................................   5601        0  4.b.1
                                                                                                                      -------
         (2)  Serviced without recourse to servicer..........................................................   6502        0  4.b.2
                                                                                                                      -------
     c.  Mortgages serviced under a FNMA contract:
         (1)  Serviced under a regular option contract.......................................................   5503        0  4.c.1
                                                                                                                      -------
         (2)  Serviced under a special option contract.......................................................   5504        0  4.c.2
                                                                                                                      -------
     d.  Mortgages serviced under other servicing contracts..................................................   5605        0  4.d
                                                                                                                      -------
5.   To be completed only by banks with $1 billion or more in total assets:
     Customers' liability to this bank on acceptances outstanding (sum of Items 5.a and 5.b must equal
     Schedule Rc Item 9):
     a.  U.S. addressees (domicile)..........................................................................   2103    1,081  5.a
                                                                                                                      -------
     b.  Non-U.S. addressees (domicile)......................................................................   2104        0  5.b
                                                                                                                      -------
6.   Intangible assets:
     a.  Mortgage servicing rights...........................................................................   3164        0  6.a
                                                                                                                      -------
         (1)  Estimated fair value of mortgage servicing assets..............................................   A580        0  6.a.1
                                                                                                                      -------
     b.  Other identifiable intangible assets:
         (1)  Purchased credit card relationships............................................................   5506        0  6.b.1
                                                                                                                      -------
         (2)  All other identifiable intangible assets.......................................................   5507        0  6.b.2
                                                                                                                      -------
     c.  Goodwill............................................................................................   3103        0  6.c
                                                                                                                      -------
     d.  Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, Item 10)...............   2143        0  6.d
                                                                                                                      -------
     e.  Amount of intangible assets (included in Item 6.b(2) above) that have been grandfathered or are
         otherwise qualifying for regulatory capital purposes................................................   6442        0  6.e
                                                                                                                      -------
7.   Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem the debt.....   3295        0  7
                                                                                                                      -------

----------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

SUNTRUST BANK, CENTRAL FLORIDA N.A.    Call Date: 12/31/1998    State #: 12-1169    FFIEC 032
P.O. BOX 4418 CENTER 632               Vendor ID: D              Cert #: 21043        RC-17
ATLANTA, GA 30302                      Transit #: 06310216

                                                                          ------
                                                                            25
                                                                          ------

SCHEDULE RC-M - CONTINUED

                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
8. a. Other real estate owned:                                                                    RCON
      (1) Direct and indirect investments in real estate ventures-------------------------------- 5372          0 8.a.1
                                                                                                      -----------
      (2) All other real estate owned:
          (a) Construction and land development-------------------------------------------------- 5508          0 8.a.2a
                                                                                                      -----------
          (b) Farmland--------------------------------------------------------------------------- 5509          9 8.a.2b
                                                                                                      -----------
          (c) 1-4 family residential properties-------------------------------------------------- 5510      1,486 8.a.2c
                                                                                                      -----------
          (d) Multifamily (5 or more) residential properties------------------------------------- 5511          0 8.a.2d
                                                                                                      -----------
          (e) Nonfarm nonresidential properties-------------------------------------------------- 5512          0 8.a.2e
                                                                                                      -----------
      (3) Total (sum of items 8.a(1) and 8.a.(2)) (*must equal Schedule RC, item 7)-------------- 2150      1,497 8.a.3
                                                                                                      -----------
   b. Investments in unconsolidated subsidiaries and associated companies:
      (1) Direct and indirect investments in real estate ventures-------------------------------- 5374          0 8.b.1
                                                                                                      -----------
      (2) All other investments in unconsolidated subsidiaries and associated companies---------- 5375      7,804 8.b.2
                                                                                                      -----------
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (*must equal Schedule RC, item 8)------------- 2130      7,804 8.b.3
                                                                                                      -----------
9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
   item 23, "Perpetual preferred stock and related surplus"-------------------------------------- 3776          0 9
10. Mutual fund and annuity sales during the quarter (including proprietary, private label, and third party products):
    a. Money market funds------------------------------------------------------------------------ 8441    258,100 10.a
                                                                                                      -----------
    b. Equity securities funds------------------------------------------------------------------- 8427     10,062 10.b
                                                                                                      -----------
    c. Debt securities funds--------------------------------------------------------------------- 8428     12,361 10.c
                                                                                                      -----------
    d. Other mutual funds------------------------------------------------------------------------ 8429      4,897 10.d
                                                                                                      -----------
    e. Annuities--------------------------------------------------------------------------------- 8430      2,317 10.e
                                                                                                      -----------
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above)------------------------------------------------------------------------------- 8784    268,042 10.f
                                                                                                      -----------
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC------------------------- A525          0 11
                                                                                                      -----------
12. Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles(1)------------------------------- A528          0 12
                                                                                                      -----------
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and
    exceeds ten percent of total assets)--------------------------------------------------------- A591          0 13
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------

Memorandum                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only)------------------------------------------------ 3838          0 M.1
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------

----------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SUNTRUST BANK CENTRAL FLORIDA, N.A.     Call Date:     12/31/1998     State #: 12-1159   FFIEC 032
P.O. Box 4418 CENTER 632                Vendor ID:     D              Cert  #: 21043       RC-18
Atlanta, GA 30302                       Transit #:     06310218                             26


Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum Item 1, in Items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                            C370

                                                                                 Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                     -(Column A)-       -(Column B)-       -(Column C)-
                                                                        Past due         past due 80         Nonaccrual
                                                                     30 through 89       days or more
                                                                    days and still        and still
                                                                       accruing           accruing
                                                                    -------------------------------------------------------
                                                                    RCON                 CON             CON
                                                                    ----                ----            ----

1. Loans secured by real estate:
   a. To U.S. addressees (domicile)...........................      1245      4,681     1248    494     1247    7,248   1.a
                                                                             ------             ---            ------
   b. To non-U.S. addressees (domicile).......................      1248          0     1249      0     1250        0   1.b
                                                                             ------             ---            ------

2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions............................................      5377          0     5378      0     5379        0   2.a
                                                                             ------             ---            ------
   b. To foreign banks........................................      5380          0     5381      0     5382        0   2.b
                                                                             ------             ---            ------

3. Loans to finance agricultural production and
   other loans to farmers.....................................      1594          0     1597      0     1598        0   3.
                                                                             ------             ---            ------
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)...........................      1251     44,793     1252    207     1253   20,529   4.a
                                                                             ------             ---            ------
   b. To non-U.S. addressees (domicile).......................      1254          0     1256      0     1258        0   4.b
                                                                             ------             ---            ------
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans..........................      5383        356     5384    175     5385      188   5.a
                                                                             ------             ---            ------
   b. Other (includes single payment, installment,
      and all student loans)..................................      5386      4,930     5387     75     5385      788   6.b
                                                                             ------             ---            ------
6. Loans to foreign governments and official
   institutions...............................................      5388          0     5390      0     5391        0   6
                                                                             ------             ---            ------
7. All other loans............................................      5469          0     5480      0     5481        0   7
                                                                             ------             ---            ------
8. Lease financing receivables:
   a. Of U.S. addresses (domicile)............................      1267        112     1258     14     1260    1,727   8.a
   b. Of non-U.S. addresses (domicile)........................      1271          0     1272      0     1791        0   8.b
                                                                             ------             ---            ------
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)............      3505          0     3506      0     3507        0   9
                                                                             ------             ---            ------

-------------------------------------------------------------------------------
Amounts reported in Items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in Item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in Items 1 through 8.


                                                                     RCON                CON             CON
                                                                     ----               ----            ----
10. Loans and leases reported in Items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government..............................  5812         0     5813      0     5814      133   10
                                                                             ------             ---            ------
    a. Guaranteed portion of loans and leases
       included in Item 10 above...................................  5815         0     5816      0     5817      102   10.a
                                                                             ------             ---            ------

SUNTRUST BANK, CENTRAL FLORIDA N.A.        Call Date: 12/31/1998        State #: 12-1169          FFIEC 032
P.O. BOX 4418 CENTER 632                   Vendor ID: D                  Cert #: 21043              RC-19
ATLANTA, GA 30302                          Transit #: 08310215                                        27



SCHEDULE RC-N CONTINUED                                                                                  C373<-

                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------
                                                            -(Column A)-     -(Column B)-      -(Column C)-
MEMORANDA                                                     Past due       Past due 90        Nonaccrual
                                                            30 through 89    days or more
                                                            days and still     and still
                                                               accruing        accruing
1.  Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above
    (and not reported in Schedule RC-C,                  RCON             CON              CON
                                                         ----             ---              ---
    Memorandum item 2).................................. 1659         0   1859         0   1881          0  M.1
                                                             ----------       ----------       -----------
2.  Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above................. 6858         0   6559         0   6580          0  M.2
                                                             ----------       ----------       -----------
3.  Loans secured by real estate (sum of
    Memorandum items 3.a through 3.e must
    equal sum of Schedule RC-N items 1.a and
    1.b above):
    a. ConStruction and land development................ 2759       802   2768        63   3492        515  M.3a
                                                             ----------       ----------       -----------
    b. Secured by farmland.............................. 3493         0   3484         0   3495        700  M.3b
                                                             ----------       ----------       -----------
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit............... 6396       259   5389       418   5400        444  M.3.c1
                                                             ----------       ----------       -----------
       (2) All other loans secured by 1-4 family
           residential properties....................... 5401     3,489   5402        25   5403      4,258  M.3.c2
                                                             ----------       ----------       -----------
    d. Secured by multifamily (6 or more) residential
       properties....................................... 3489         0   3600         0   3601        113  M.3d
                                                             ----------       ----------       -----------
    e. Secured by nonfarm nonresidential properties..... 3502       141   3502         0   3504      1,189  M.3e
                                                             ----------       ----------       -----------



                                                            -(Column A)-     -(Column B)-
                                                              Past due       Past due 90
                                                            30 through 89    days or more
                                                            days and still     and still
                                                               accruing        accruing

4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:                       RCON             CON
                                                         ----             ---
   a. Book value of amounts carried as assets........... 3522         0   3526         0                    M.4.a
                                                             ----------       ----------
   b. Replacement cost of contracts with a
      positive replacement cost......................... 3629         0   3520         0                    M.4.b
                                                             ----------       ----------
-------------------------------------------------------------------------------------------------------------------
PERSON TO WHOM QUESTIONS ABOUT THE REPORTS OF CONDITION AND INCOME SHOULD BE DIRECTED:                       C377<-

                                                                              TELEPHONE:
            NAME                                      TITLE         AREA CODE/PHONE NUMBER/EXTENSION
      8901 Todd Bailey                         5901  Assistant VP         8902 404-724-3835
           -----------------------------------     -----------------------    ----------------------

Even though Call Reports must be filed electronically,
send my bank a sample set of paper Call Report   CO   YES/NO                    FAX: AREA CODE/PHONE NUMBER
                                                 --
for the next quarter.                           B117    NO                     9116  404-827-6501
                     -------------------------        ------                         ----------------------

-------------------------------------------------------------------------------------------------------------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.       Call Date:  12/31/1998         State #: 12-1169       FFIEC 032
P. O. Box 4418 Center 632                 Vendor ID:  D                  Cert. #: 21043           RC-20
Atlanta, GA  30302                        Transit #:  06310215                                     28

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments
                                                                                                                   C376
                                                                                   Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):                                          RCON
    a. Actual amount of all unposted debits ------------------------------------ 0030          1,186       1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits ----------------- 0031              0       1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1) ---- 0032              0       1.b.2
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits ----------------------------------- 3510              0       2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits ---------------- 3512         14,519       2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1) --- 3514              0       2.b.2
3.  Uninvested trust funds (cash) held in bank's own trust department (not
    included in total deposits) ------------------------------------------------ 3520              0       3.
4.  Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries ---------------------------- 2211              0       4.a
    b. Time and savings deposits (1) of consolidated subsidiaries -------------- 2351              0       4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ---- 6514              0       4.c
5.  Not applicable.
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E.           RCON
       Memorandum item 4.a) ---------------------------------------------------- 2314              0        6.a
    b. Amount reflected in time and savings deposits (1) (included in Schedule
       RC-E, Memorandum item 4.b) ---------------------------------------------- 2315              0        6.b
7.  Unamortized premiums and discounts on time and savings deposits:(1)(2)
    a. Unamortized premiums ---------------------------------------------------- 5516              0        7.a
    b. Unamortized discounts --------------------------------------------------- 5517              0        7.b
8.  To be completed by banks with "Oakar deposits".
    a. Deposits purchased or acquired from other FDIC-insured
       institutions during the quarter:
       (1) Total deposits purchased or acquired from other
           FDIC-insured institutions during the quarter ------------------------ A531              0        8.a.1
       (2) Amount of purchased or acquired deposits reported
           in item 8.a.(1) above attributable to a secondary
           fund (i.e., BIF members report deposits attributable
           to SAIF: SAIF members report deposits attributable to BIP) ---------- A532              0        8.a.2
    b. Total deposits sold or transferred to other FDIC-insured institutions
       during the quarter ------------------------------------------------------ A533              0        8.b
9.  Deposits in lifeline accounts ---------------------------------------------- 5598                       9
10. Benefit-responsive 'Depository Institution Investment Contracts'
    (included in total deposits) ----------------------------------------------- 6432              0        10.

------------------
  (1) For FDIC insurance and FICO assessment purposes, 'time and savings deposits' consists of nontransaction accounts and nontransaction accounts and all transaction accounts other than demand deposits.
  (2) Exclude core deposit intangibles.

SUNTRUST BANK, CENTRAL FLORIDA, N.A.    Call Date:     12/31/1998     State#:   12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:     D              Cert#:    21043       RC-21
ATLANTA, GA 30302                       Transit #:     06310215                              29


SCHEDULE RC-O - CONTINUED


                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
11.  Adjustments to demand deposits reported in schedule RC-E for certain reciprocal demand balances:
     a.   Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S.
          banks and savings associations and insured branches in Puerto Rico             RCON
          and U.S. territories and possessions that were reported on a gross             ----
          basis in Schedule RC-E had been reported on a net basis ...................... 5785                    0 11.a
                                                                                                       -----------
     b.   Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in
          Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported on a
          gross basis................................................................... A181                    0 11.b
                                                                                                       -----------
     c.   Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S.
          banks and savings associations and insured branches in Puerto Rico
          and U.S. territories and possessions in Schedule RC-E......................... A182                    0 11.c
                                                                                                       -----------
 12. Amount of assets netted against deposit liabilities on the balance sheet
     (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.   Amount of assets netted against demand deposits............................... A527                    0 12.a
                                                                                                       -----------
     b.   Amount of assets netted against time and savings deposits..................... A528                    0 12.b
                                                                                                       -----------

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                               Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
1.   Total deposits of the bank (sum of Memorandum Items 1.a.(1) and 1.b.(1) must
     equal Schedule RC, Item 13.a):                                                                 RCON
     a.   Deposit Accounts of $100,000 or less:                                                     -------------------------
          (1) Amount of deposit accounts of $100,000 or less......................................  2702            2,657,464 M.1.a1
                                                                                  RCO      NUMBER                   ---------
          (2) Number of deposit accounts of $100,00 or less                       ---      ------
              (to be completed for the June report only).......................  3778         N/A                             M.1.a2
                                                                                           ------   RCON
     b.   Deposit accounts of more than $100,000:                                                   -------------------------
          (1)  Amount of deposit accounts of more than $100,000...................................  2710            2,063,572 M.1.b1
                                                                                                                    ---------
          (2)  Number of deposit accounts of more than $100,000................  2722       5,417                             M.1.b2
                                                                                           ------
2.   Estimated amount of uninsured deposits of the bank:
     a.   An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum
          Item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum Item 1.b.(1)
          above.

          Indicate in the appropriate box at right whether your bank has a                          RCO            YES / NO
          method or procedure for determining a better estimate                                     ---            --------
          of uninsured deposits than the estimate described above................................. 6861               NO      M.2.a
                                                                                                                   --------
     b.   If the box marked YES has been checked, report the estimate of uninsured
          deposits determined by using your bank's method of procedure............................ 5567                   0   M.2.b
                                                                                                                   --------
3.   Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
     Cell Report or Thrift Financial Report?
     If so, report the legal title and FDIC Certificate Number of the                               RCO        FDIC Cert. No.
     parent bank or parent savings association:                                                     ---        -------------
          TEXT                                                                                     A545                00000  M.3
       A549                                                                                                    -------------


SUNTRUST BANK, CENTRAL FLORIDA N.A.          CALL DATE:        12/31/1998        STATE #:          12-1169            FFIEC 032
P.O. BOX 4418 CENTER 832                     VENDOR ID:        D                  CERT #:          21043                RC-22
ATLANTA, GA 30302                            TRANSIT #:        06310215                                                  30



SCHEDULE RC-R-REGULATORY CAPITAL
This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2.
BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1.   Test for determining the extent to which Schedule RC-R must be completed.                                       C380 <.
     To be completed only by banks with total assets of less than $1 billion.
     Indicate in the appropriate box at the right whether the bank has total capital greater than or      CO
                                                                                                         ----      YES/NO
     equal to eight percent of adjusted total assets.................................................... 0088        YES   1.
                                                                                                                   ------
         For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
         If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
         A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE: All Banks are required to complete
Items 2 and 3 below.
                                                                                               Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
2.   Portion of qualifying limited-life capital instruments (original weighted
     average maturity of at least five years) that is includible in Tier 2 capital:                      RCON
     a. Subordinated debt (1) and intermediate term preferred stock..................................... A516       180,000 2.a
                                                                                                                  ---------
     b. Other limited-life capital instruments.......................................................... A518             0 2.b
                                                                                                                  ---------
3.   Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
     a. (1) Tier 1 capital.............................................................................. 8274       654,554 3.a(1)
                                                                                                                  ---------
        (2) Tier 2 capital.............................................................................. 8275       238,514 3.a(2)
                                                                                                                  ---------
        (3) Tier 3 capital.............................................................................. 1386             0 3.a(3)
                                                                                                                  ---------
     b. Total risk-based capital........................................................................ 3782       893,178 3.b
                                                                                                                  ---------
     c. Excess allowance for loan and lease losses
        (amount that exceeds 1.25% of gross risk-weighted assets)....................................... A222             0 3.c
                                                                                                                  ---------
     d. (1) Net risk-weighted assets (gross risk-weighted assets less excess
            allowance reported in Item 3.c above and all other deductions).............................. A223     8,555,638 3.d.1
                                                                                                                  ---------
        (2) Market risk equivalent assets............................................................... 1851             0 3.d.2
                                                                                                                  ---------
     e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the
        "direct reduction method" to report these transactions in Schedule RC-R)........................ 1727             0 3.e
                                                                                                                  ---------
     f. "Average total assets" (quarterly average reported in Schedule RC-K,
        item 9, less all assets deducted from Tier 1 capital)(2)........................................ A224     8,600,172 3.f
                                                                                                                  ---------

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                       -(Column A)-      -(Column B)-
                                                                                          Assets        Credit Equiv-
                                                                                         Recorded        alent Amount
                                                                                          on the        of Off-Balance
                                                      Dollar Amounts in Thousands      Balance Sheet    Sheet Items (3)
---------------------------------------------------------------------------------------------------------------------------

4.  Assets and credit equivalent amount of off-balance sheet items assigned
    to the Zero percent risk category:                                               RCON
                                                                                     ----
   a. Assets recorded on the balance sheet.......................................... 5183   530,820   CON                   4.a
                                                                                            -------   ---
    b. Credit equivalent amount of off-balance sheet items............................................ 3798               0 4.b
                                                                                                                  ---------

--------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, Item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

SUNTRUST BANK CENTRAL FLORIDA N.A.           Call Date:  12/31/1998                 State #:  12/1159               FFIEC 03Z
P.O.Box 4418 CENTER 632                      Vendor ID:  D                          Cert #:  Z1043                    RC-23
Atlanta, GA 30302                            Transit #:  06310216
                                                                                                                             31
Schedule RC-R - Continued
                                                                                              -(Column A)-             (Column B)-
                                                                                                 Assets                Credit Equi-
                                                                                               Recorded                valent Amount
                                                                                                on the                of Off-Balance
                                                    Dollar Amounts in Thousands               Balance Sheet           Sheet Items(2)
------------------------------------------------------------------------------------------------------------------------------------

5.  Assets and credit equivalent amounts of off-balance items assigned to the
    20 percent risk category:                                                         RCO
                                                                                      ----
    a. Assets recorded on the balance sheet ........................................  5186    1,450,584      CON                5.a
                                                                                              ---------
    b. Credit equivalent amount of off-balance sheet items .........................                         3801     722,223   5.b
                                                                                                                      ---------
6.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet ........................................  3802    1,282,680                         6.a
                                                                                              ---------
    b. Credit equivalent amount of off-balance sheet items .........................                         3803     151,131   6.b
                                                                                                                      ---------
7.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet ........................................  3804    5,527,578                         7.a
                                                                                              ---------
    b. Credit equivalent amount of off-balance sheet items .........................                         3805     1,876,595 7.b
                                                                                                                      ---------
8.  On-balance sheet asset values excluded from and deducted in
    the calculation of the risk-based capital ratio(2) .............................  3808    6,707                             8.
                                                                                              ---------
9.  Total assets recorded on the balance sheet (sum of
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
    item 12.c plus items 4.b and 4.c) ..............................................  3807    8,788,387                         9.
                                                                                              ---------

Memoranda                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.  Current credit exposure across all off-balance sheet derivative contracts covered by the
    risk-based capital standards ...................................................                          8784         9,192 M.1


                                                                                ---------With a remaining maturity of---------
                                                                                -(Column A)-    -(Column B)-    -(Column c)-
                                                                                  One Year         Over            Over
                                                                                  or less         One year       five years
                                                                                                thru five years

2.  National principal amounts of off-balance
    sheet derivative contracts:(3)                                             RCON            CON             CON
    a. Interest rate contracts .............................................   3809        0   8768   33,572   8787   132,230  M.2.a
                                                                                      ------          ------          -------
    b. Foreign exchange contracts ..........................................   3812        0   8789        0   8770         0  M.2.b
                                                                                      ------          ------          -------
    c. Gold contracts ......................................................   8771        0   8772        0   8773         0  M.2.c
                                                                                      ------          ------          -------
    d. Other precious metals contracts .....................................   8774        0   8775        0   8776         0  M.2.d
                                                                                      ------          ------          -------
    e. Other commodity contracts ...........................................   8777        0   8778        0   8779         0  M.2.e
                                                                                      ------          ------          -------
    f. Equity derivatives contracts ........................................   A000        0   A001        0   A002         0  M.2.f
                                                                                      ------          ------          -------

---------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 9 and report the amortized cost of these securities in item 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital, item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  12/31/1998        State #:  12-1159       FFIEC 032
P. O. Box 4418 Center 632                    Vendor ID:  D                 Cert. #:  21043           RC-24
Atlanta, GA  30302                           Transit #:  06310216                                      32

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on December 31, 1998

SUNTRUST BANK, CENTRAL FLORIDA N.A.               ATLANTA             GA
----------------------------------                -------             --
     Legal Title of Bank                           City              State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However the information reported in column A and in all of Memorandum Item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOM.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure: the bank at its option, may replace it with a statement appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN, A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
                                                                    C371 C372 <-
                                                               RCON
                                                               ----
X = NO COMMENT    Y = COMMENT -------------------------------- 6979     X
BANK MANAGEMENT STATEMENT (please type or print clearly):
         TEXT 6980 (70 characters per line)

     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------
     ---------------------------------------------------------


     /s/ R. Todd Bowers
     ---------------------------------------------------------------
     Signature of Executive Officer of Bank        Date of Signature

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.            OMB No. For FDIC: 1557-0081
P.O. BOX 4418 CENTER 632                       OMB No. For FDIC: 3064-0082
ATLANTA, GA 30302                         OMB No. For Federal Reserve: 7100-0036
                                                Expiration Date: 3/31/2001

                                                                  SPECIAL REPORT
                                                                            C700

                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
                                                 Close of Busi-
                                                   ness Date:       FDIC Cert. #
                                                  12/31/1998           21043
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)


--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period. Insert "none" against subitem (a). (Exclude the first $15,000 of Indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit", respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of

                                                                                                   RCON
                                                                                                   ----
a. Number of loans made to executive officers since the previous Call Report date................  3581       0  a.
                                                                                                       --------
b. Total dollar amount of above loans (in thousands of dollars)..................................  3582       0  b.
                                                                                                       --------
                                                                                  RCO    From             To
c. Range of interest charged on above loans                                       ----  -------        --------
   (example: 9-3/4% = 9.75).....................................................  7701     0.00%   7702    0.00% c.
                                                                                        -------        --------









-------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:          DATE (Month, Day, Year):
-------------------------------------------------------------------------------------------
FDIC 8040/53 (3-93)